                                                                    Exhibit 99.2


             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         In December 1997, Omtool Ltd. (the "Company") purchased all of CMA Ettworth Limited's ("CMA Ettworth") common stock for approximately $8 million in cash and stock. The Company also incurred approximately $500,000 in acquisition related costs resulting in a total purchase price of approximately $8.5 million.

         This acquisition is being accounted for as a purchase, and due to the different bases in certain assets for book and tax purposes, deferred taxes have been provided as part of the purchase price allocation in accordance with Statement of Financial Accounting Standards (SFAS) No. 109. A significant portion of the purchase price, as outlined in the attached notes to these pro forma financial statements, has been identified in an appraisal as intangible assets, including approximately $6.7 million of in-process R&D (see discussion in Note 1 to December 31, 1996 and September 30, 1997 Pro Forma Consolidated Statement of Operations).

         The accompanying Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 assume that the acquisition of CMA Ettworth took place on January 1, 1996, the beginning of Omtool's fiscal year ended December 31, 1996. The Pro Forma Consolidated Statements of Operations do not include the effect of any non-recurring write-offs directly attributable to the acquisition. The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 assumes that the acquisition of CMA Ettworth took place on September 30, 1997.

         The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during the periods presented, or which may be reported in the future.

         The accompanying Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for the Company and CMA Ettworth.

                                   OMTOOL LTD.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                             HISTORICAL
                                                    -----------------------------
                                                                         CMA
                                                       OMTOOL          ETTWORTH
                                                    SEPTEMBER 30,    SEPTEMBER 30,          PRO FORMA            PRO FORMA
                                                        1997             1997              ADJUSTMENTS           COMBINED
                                                        ----             ----              -----------           --------
ASSETS
Current assets:
   Cash and cash equivalents                         $ 2,209,225       $  705,467           $                  $ 2,914,692
   Short-term investments                             24,991,657                -            (4,500,000)(1)     20,491,657
   Accounts receivable, net                            3,508,316          914,117                                4,422,433
   Inventory                                             153,939          106,878                                  260,817
   Prepaid expenses                                      423,399          300,634                                  724,033
   Deferred tax asset                                    108,000                -                                  108,000
                                                     -----------       ----------           -----------        -----------
      Total current assets                            31,394,536        2,027,096            (4,500,000)        28,921,632

Property and equipment, net                            1,289,762          401,788                                1,691,550
Goodwill                                                       -           50,537               (50,537)(1)        991,601
                                                                                                991,601 (1)
Acquired intangible assets                                     -                -               590,000 (1)        590,000
Other assets                                              31,712                -                                   31,712
                                                     -----------       ----------           -----------        -----------
                                                     $32,716,010       $2,479,421           $(2,968,936)       $32,226,495
                                                     ===========       ==========           ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                 $    33,355       $   23,469           $                  $    56,824
   Accounts payable                                      499,231          320,758                                  819,989
   Accrued liabilities                                 1,057,823          309,398                                1,367,221
   Income taxes payable                                  513,112          203,406                                  716,518
   Deferred revenue                                    1,398,823          705,645              (140,000)(1)      1,964,468
                                                     -----------       ----------           -----------        -----------
      Total current liabilities                        3,502,344        1,562,676              (140,000)         4,925,020

Long-term debt, net of current portion                    10,549           16,300                                   26,849
Long-term liabilities                                      3,250                -                                    3,250
Deferred tax liability                                         -                -               236,000 (1)        236,000

Stockholders' equity:
      Total stockholders' equity                      29,199,867          900,445            (3,064,936)(1)     27,035,376

                                                     -----------       ----------           -----------        -----------

                                                     $32,716,010       $2,479,421           $(2,968,936)       $32,226,495
                                                     ===========       ==========           ===========        ===========





NOTE 1: For purpose of this Pro Forma Condensed Consolidated Balance Sheet, the acquisition of all of the outstanding shares of CMA Ettworth is assumed to have occurred on September 30, 1997.

NOTE 2: The following is a description of each of the pro forma adjustments.

        (1) To record the purchase of CMA Ettworth, together with related costs, as of September 30, 1997.

                                   OMTOOL LTD.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (Unaudited)

                                                             HISTORICAL
                                                    -----------------------------
                                                                          CMA
                                                       OMTOOL           ETTWORTH
                                                     YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31,        MARCH 31,           PRO FORMA            PRO FORMA
                                                        1996             1997              ADJUSTMENTS           COMBINED
                                                        ----             ----              -----------           --------
Revenues:
   Software license                                  $5,304,083        $1,218,856           $                   $ 6,522,939
   Hardware                                           1,532,887           905,156                                 2,438,043
   Service and Other                                  1,564,248         2,503,066                                 4,067,314
                                                     ----------        ----------           ---------           -----------
      Total revenue                                   8,401,218         4,627,078                                13,028,296
                                                     ----------        ----------           ---------           -----------
Cost of revenues:

   Software license                                     109,151           120,273                                   229,424
   Hardware                                           1,083,852           548,149                                 1,632,001
   Service and Other                                    815,828         1,121,964                                 1,937,792
                                                     ----------        ----------           ---------           -----------
      Total cost of revenues                          2,008,831         1,790,386                                 3,799,217
                                                     ----------        ----------           ---------           -----------
      Gross profit                                    6,392,387         2,836,692                                 9,229,079

Operating Expenses:
   Sales and marketing                                2,824,287         1,352,473                                 4,176,760
   Research and development                           1,972,545           677,933                                 2,650,478
   General and administrative                           949,548           324,897                                 1,274,445
   Amortization of acquired intangible assets                 -                 -             325,463 (1)           325,463
                                                     ----------        ----------           ---------           -----------
      Total operating expenses                        5,746,380         2,355,303             325,463             8,427,146

      Income from operations                            646,007           481,389            (325,463)              801,933

Interest income                                          43,093            11,845                                    54,938
Interest expense                                        (11,437)          (16,374)           (396,000)(2)          (423,811)
                                                     ----------        ----------           ---------           -----------

      Income before provision for income
         taxes                                          677,663           476,860            (721,463)              433,060

Provision for income taxes                              238,000           168,840            (203,792)(3)           203,048
                                                     ----------        ----------           ---------           -----------
      Net income                                     $  439,663        $  308,020           $(517,671)          $   230,012
                                                     ==========        ==========           =========           ===========

Net income per common and common
   equivalent share                                  $     0.04                                                 $      0.02
                                                     ==========                                                 ===========

Weighted average common and common
   equivalent shares outstanding                      9,929,167                               363,637 (4)        10,292,804
                                                     ==========                             =========           ===========


NOTE 1: For purpose of this Pro Forma Consolidated Statement of Operations, the acquired in-process R&D was assumed to have been written off prior to the period presented herein, so that the statement of operations includes only recurring costs.

NOTE 2: The following is a description of each of the pro forma adjustments.

        (1) Amortization of acquired intangible assets over lives ranging from 4 to 7 years.
        (2) Interest expense on assumed debt issued to finance acquisition, at an assumed average borrowing rate of 8.8%.
        (3)     Related tax effect of adjustments (1) and (2).
        (4)     Shares issued in connection with the transaction.

NOTE 3: Because Omtool and CMA Ettworth have different fiscal year-ends, the results of operations for CMA Ettworth for the three months ended March 31,1997 are included in both the combined periods ended December 31, 1996 and September 30, 1997. Revenues of $1.2 million and net income of $77,000 are included in both periods.

                                   OMTOOL LTD.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (Unaudited)

                                                             HISTORICAL
                                                    -----------------------------
                                                                         CMA
                                                       OMTOOL          ETTWORTH
                                                     NINE MONTHS      NINE MONTHS
                                                        ENDED            ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,          PRO FORMA            PRO FORMA
                                                        1997             1997              ADJUSTMENTS           COMBINED
                                                        ----             ----              -----------           --------

Revenues:
   Software license                                  $ 8,823,556       $  740,059           $                  $ 9,563,615
   Hardware                                            2,750,075          637,381                                3,387,456
   Service and Other                                   1,706,304        1,069,063                                2,775,367
                                                     -----------       ----------           -----------        -----------
      Total revenue                                   13,279,935        2,446,503                               15,726,438
                                                     -----------       ----------           -----------        -----------
Cost of revenues:
   Software license                                      347,552           86,865                                  434,417
   Hardware                                            1,859,156          309,150                                2,168,306
   Service and Other                                     820,619          489,403                                1,310,022
                                                     -----------       ----------           -----------        -----------
      Total cost of revenues                           3,027,327          885,418                                3,912,745
                                                     -----------       ----------           -----------        -----------
      Gross profit                                    10,252,608        1,561,085                               11,813,693

Operating Expenses:
   Sales and marketing                                 4,819,931          759,097                                5,579,028
   Research and development                            2,436,436          380,501                                2,816,937
   General and administrative                          1,158,969          182,354                                1,341,323
   Amortization of acquired intangible assets                  -                -               244,097 (1)        244,097
                                                     -----------       ----------           -----------        -----------
      Total operating expenses                         8,415,336        1,321,952               244,097          9,981,385

      Income from operations                           1,837,272          239,133              (244,097)         1,832,308

Interest income                                          202,323                -               (24,218)(2)        178,105
Interest expense                                         (25,521)          (5,481)             (244,110)(3)       (275,112)
                                                     -----------       ----------           -----------        -----------

      Income before provision for
         income taxes                                  2,014,074          233,652              (512,425)         1,735,301

Provision for income taxes                               665,000           81,778              (136,257)(4)        610,521
                                                     -----------       ----------           -----------        -----------
      Net income                                     $ 1,349,074       $  151,874           $  (376,168)       $ 1,124,780
                                                     ===========       ==========           ===========        ===========

Net income per common and common
   equivalent share                                  $      0.13                                               $      0.11
                                                     ===========                                               ===========

Weighted average common and common
   equivalent shares outstanding                      10,098,658                                363,637 (5)     10,462,295
                                                     ===========                            ===========        ===========


NOTE 1: For purpose of this Pro Forma Consolidated Statement of Operations, the acquired in-process R&D was assumed to have been written off prior to the period presented herein, so that the statement of operations includes only recurring costs.

NOTE 2: The following is a description of each of the pro forma adjustments.

        (1) Amortization of acquired intangible assets over lives ranging from 4 to 7 years.
        (2) Reduce interest income as a result of utilizing cash for acquisition.
        (3) Interest expense on assumed debt issued to finance acquisition, at an assumed average borrowing rate of 8.8%.
        (4)    Related tax effect of adjustments (1) through (3).
        (5)    Shares issued in connection with the transaction.

NOTE 3: Because Omtool and CMA Ettworth have different fiscal year-ends, the results of operations for CMA Ettworth for the three months ended March 31, 1997 are included in both the combined periods ended December 31, 1996 and September 30, 1997. Revenues of $1.2 million and net income of $77,000 are included in both periods.